UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2009

ELIZABETH ARDEN, INC.

(Exact name of registrant as specified in its charter)

Florida	1-6370	59-0914138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S.W. 145 Avenue, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(954) 364-6900

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

        On October 29, 2009, Elizabeth Arden, Inc. (the "Company") issued a press release (i) to announce its financial results for its first fiscal quarter ended September 30, 2009, and (ii) to provide net sales and earnings per diluted share guidance for the three months ending December 31, 2009 and the fiscal year ending June 30, 2010.

        A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

        Pursuant to an amendment to Section 607.0728 of the Florida Business Corporation Act that became effective on October 1, 2009, Florida corporations are permitted to adopt majority voting for the election of directors through an amendment to their bylaws. On October 27, 2009, the Board of Directors (the "Board") of the Company adopted amended and restated bylaws (the "Amended Bylaws") to provide that, in an uncontested election for directors, a director would need to receive a majority of the votes cast at the annual meeting of shareholders in order to be elected to the Board. The Amended Bylaws also provide that in a contested election, a director would need to receive a plurality of the votes cast at the annual meeting of shareholders in order to be elected to the Board. The Amended Bylaws are effective January 1, 2010.

        In conjunction with the adoption of the Amended Bylaws, the Board amended and restated the Company's Corporate Governance Guidelines and Principles, effective January 1, 2010, to implement a policy that any director who is not re-elected to the Board in an uncontested election by the requisite majority of votes cast at an annual meeting of shareholders submit his/her resignation to the Board. The Amended Bylaws require the Nominating and Corporate Governance Committee to then recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. The Amended Bylaws provide that the Board will act on the Nominating and Corporate Governance Committee's recommendation and publicly disclose the Board's decision within 90 days from the date of the certification of the election results.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated Bylaws, effective January 1, 2010.

99.1	Press release of Elizabeth Arden, Inc., dated October 29, 2009.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

Date: October 29, 2009	/s/ Stephen J. Smith

Stephen J. Smith Executive Vice President and Chief Financial Officer